UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

_______________________________

Investment Company Act file number: 811-00642

Deutsche International Fund, Inc.

(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154

(Address of principal executive offices) (Zip code)

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 250-3220

Date of fiscal year end: 10/31

Date of reporting period: 7/31/2016

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio                                                         as of July 31, 2016 (Unaudited)

Deutsche World Dividend Fund

	Shares	Value ($)
Common Stocks 84.5%
Canada 6.3%
Fairfax Financial Holdings Ltd.	14,800	7,934,858
Silver Wheaton Corp. (a)	304,700	8,491,989
(Cost $11,689,229)		16,426,847
France 3.8%
Sanofi (Cost $8,382,621)	116,205	9,893,198
Hong Kong 3.9%
Jardine Matheson Holdings Ltd. (Cost $9,234,909)	170,526	10,112,192
Japan 1.3%
NTT DoCoMo, Inc. (Cost $2,024,172)	125,929	3,393,363
Netherlands 1.7%
Koninklijke Philips NV (Cost $3,483,624)	169,916	4,534,492
Switzerland 9.1%
Cie Financiere Richemont SA (Registered)	87,200	5,303,797
Nestle SA (Registered)	76,420	6,126,531
Novartis AG (Registered)	74,700	6,189,032
Roche Holding AG (Genusschein)	24,500	6,256,449
(Cost $21,957,641)		23,875,809
United Kingdom 18.5%
BAE Systems PLC	877,258	6,199,777
British American Tobacco PLC	156,516	9,993,521
CNH Industrial NV (b)	944,543	6,734,591
GlaxoSmithKline PLC	418,988	9,360,122
Imperial Brands PLC	139,929	7,377,004
Smiths Group PLC	133,134	2,225,358
Unilever NV (CVA)	137,727	6,380,114
(Cost $40,547,312)		48,270,487
United States 39.9%
Apache Corp. (a)	169,378	8,892,345
Cisco Systems, Inc.	231,807	7,077,068
Coach, Inc.	116,677	5,029,946
Duke Energy Corp.	55,139	4,719,347
Icahn Enterprises LP	48,661	2,602,877
Leucadia National Corp.	510,367	9,319,301
Mattel, Inc. (a)	231,846	7,739,020
National Oilwell Varco, Inc. (a)	344,701	11,151,077
PepsiCo, Inc.	57,964	6,313,439
Philip Morris International, Inc.	67,000	6,717,420
Procter & Gamble Co.	73,845	6,320,394
QUALCOMM, Inc.	153,835	9,626,994
Southern Co.	116,512	6,233,392
Verizon Communications, Inc. (c) (d)	14,940	827,825
Verizon Communications, Inc. (c)	163,791	9,075,659
WEC Energy Group, Inc.	40,625	2,636,969
(Cost $99,723,137)		104,283,073
Total Common Stocks (Cost $197,042,645)		220,789,461
Securities Lending Collateral 9.5%
Daily Assets Fund "Capital Shares", 0.50% (e) (f) (Cost $24,760,112)	24,760,112	24,760,112
Cash Equivalents 15.6%
Deutsche Central Cash Management Government Fund, 0.38% (e) (Cost $40,798,542)	40,798,542	40,798,542
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $262,601,299) †	109.6	286,348,115
Other Assets and Liabilities, Net	(9.6)	(25,087,267)
Net Assets	100.0	261,260,848

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

†	The cost for federal income tax purposes was $262,594,355. At July 31, 2016, net unrealized appreciation for all securities based on tax cost was $23,753,760. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $36,243,293 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,489,533.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at July 31, 2016 amounted to $24,560,526, which is 9.4% of net assets.
(b)	Listed on the New York Stock Exchange.
(c)	Securities with the same description are the same corporate entity but trade on different stock exchanges.
(d)	Listed on the London Stock Exchange.
(e)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CVA: Certificaten Van Aandelen (Certificate of Stock)

At July 31, 2016 the Deutsche World Dividend Fund had the following sector diversification:

Sector Diversification	Market Value ($)	As a % of Common Stocks
Consumer Staples	49,228,423	22.3%
Industrials	32,409,287	14.7%
Health Care	31,698,801	14.4%
Energy	20,043,422	9.1%
Consumer Discretionary	18,072,763	8.2%
Financials	17,254,159	7.8%
Information Technology	16,704,062	7.6%
Utilities	13,589,708	6.1%
Telecommunication Services	13,296,847	6.0%
Materials	8,491,989	3.8%
Total	220,789,461	100.0%
Sector diversification is subject to change.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2016 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Canada	$16,426,847	$—	$—	$16,426,847
France	—	9,893,198	—	9,893,198
Hong Kong	—	10,112,192	—	10,112,192
Japan	—	3,393,363	—	3,393,363
Netherlands	—	4,534,492	—	4,534,492
Switzerland	—	23,875,809	—	23,875,809
United Kingdom	6,734,591	41,535,896	—	48,270,487
United States	103,455,248	827,825	—	104,283,073
Short-Term Investments (g)	65,558,654	—	—	65,558,654
Total	$192,175,340	$94,172,775	$—	$286,348,115

There have been no transfers between fair value measurement levels during the period ended July 31, 2016.

(g)	See Investment Portfolio for additional detailed categorizations.

ITEM 2.	CONTROLS AND PROCEDURES

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche World Dividend Fund, a series of Deutsche International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	September 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	September 22, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	September 22, 2016